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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                    FORM 10-K ANNUAL REPORT FOR FISCAL 1997

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Goergen, Howard E. Rose and Bruce D. Kreiger, and each of them, until July 31, 1997, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report of Blyth Industries, Inc. for the fiscal year ended January 31, 1997, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

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
                      SIGNATURE                                          TITLE                         DATE
------------------------------------------------------  ---------------------------------------  ----------------

                /s/ ROBERT B. GOERGEN                   Chairman, Chief Executive Officer and
     -------------------------------------------          President, Director (Principal          April 8, 1997
                  Robert B. Goergen                       Executive Officer)

                  /s/ HOWARD E. ROSE                    Vice President and Chief Financial
     -------------------------------------------          Officer (Principal Financial and        April 8, 1997
                    Howard E. Rose                        Accounting Officer)

                /s/ ROGER A. ANDERSON
     -------------------------------------------        Director                                  April 8, 1997
                  Roger A. Anderson

                 /s/ JOHN W. BURKHART
     -------------------------------------------        Director                                  April 8, 1997
                   John W. Burkhart

                /s/ PAMELA M. GOERGEN
     -------------------------------------------        Director                                  April 8, 1997
                  Pamela M. Goergen

                 /s/ NEAL I. GOLDMAN
     -------------------------------------------        Director                                  April 8, 1997
                   Neal I. Goldman

                 /s/ ROGER H. MORLEY
     -------------------------------------------        Director                                  April 8, 1997
                   Roger H. Morley

                /s/ JOHN E. PRESCHLACK
     -------------------------------------------        Director                                  April 8, 1997
                  John E. Preschlack

            /s/ FREDERICK H. STEPHENS, JR.
     -------------------------------------------        Director                                  April 8, 1997
              Frederick H. Stephens, Jr.
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